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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 26, 1998, included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-86010.

                                        ARTHUR ANDERSEN LLP

Denver, Colorado
June 26, 1998